UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – April 6, 2017

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with its transition from controlled to non-controlled status under applicable rules of the New York Stock Exchange (the “NYSE”), Extended Stay America, Inc. (the “Corporation”) announces the following:

On April 6, 2017, William D. Rahm notified the Board of Directors (the “Corporation Board”) of the Corporation of his decision not to stand for re-election at the Corporation’s 2017 annual meeting of stockholders to be held on May 17, 2017 (the “Corporation Annual Meeting”). Mr. Rahm’s decision not to stand for re-election was not due to any disagreement with the Corporation, including with respect to any matter relating to the Corporation’s operations, policies or practices. Mr. Rahm will continue to serve as a director and as a member of the Compensation Committee of the Corporation Board until his current term expires at the Corporation’s Annual Meeting, at which point the Corporation expects that he will be replaced by an independent director (as defined in Section 303A.01 of the NYSE Listed Company Manual) elected by the Corporation’s stockholders. The Corporation expects at that point to comply fully with the NYSE’s governance standards applicable to non-controlled companies.

In addition, while ESH Hospitality, Inc. (“ESH REIT”) remains a controlled company by virtue of the Corporation’s ownership of its Class A shares, ESH REIT also intends to comply with the NYSE governance standards applicable to non-controlled companies. Accordingly, on April 6, 2017, Robert G. Harper and Ty E. Wallach notified the Board of Directors (the “ESH REIT Board”) of ESH REIT of their decisions not to stand for re-election at ESH REIT’s 2017 annual meeting of stockholders to be held on May 17, 2017 (the “ESH REIT Annual Meeting”). Neither Mr. Harper’s nor Mr. Wallach’s decision not to stand for re-election was due to any disagreement with ESH REIT, including with respect to any matter relating to ESH REIT’s operations, policies or practices. Mr. Harper and Mr. Wallach will continue to serve as directors and as members of the Compensation Committee of the ESH REIT Board until their current terms expire at the ESH REIT Annual Meeting, at which point ESH REIT expects that they will be replaced by independent directors (as defined in Section 303A.01 of the NYSE Listed Company Manual) elected by ESH REIT’s stockholders. In addition, as previously disclosed, Richard F. Wallman has notified the ESH REIT Board of his intention to resign from the ESH REIT Board, effective upon the election of his successor at the ESH REIT Annual Meeting. Accordingly, Mr. Wallman will not stand for re-election at the ESH REIT Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: April 6, 2017	By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel

ESH HOSPITALITY, INC.

Date: April 6, 2017	By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel